UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 4, 2004

Date of Report (Date of earliest event reported)

ZOLL MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-20225 (Commission File No.)	04-2711626 (IRS Employer Identification No.)

269 Mill Road, Chelmsford, MA 01824

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(978) 421-9655

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of ZOLL Medical Corporation (the “Company”) to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties is contained in the Company’s press release filed as Exhibit 10.1 and in the section entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q filed on August 18, 2004 and in the Company’s other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Item 1.01 Entry into a Material Definitive Agreement.

On October 4, 2004, ZOLL Medical Corporation delivered an exercise notice to Revivant Corporation (“Revivant”). This exercise notice stated that ZOLL is exercising its option to purchase Revivant. ZOLL and Revivant entered into this option agreement on August 13, 2003. In the event the transaction is consummated, ZOLL will own all of the assets and liabilities of Revivant.

The closing of the transaction is to occur as soon as reasonably practicable after delivery of the exercise notice. Revivant is required to notify ZOLL when all of the conditions to closing of the transaction have occurred, whereupon ZOLL will be required to deliver the initial consideration within five business days. In the event that Revivant does not satisfy all of the conditions to closing within 60 days of October 4, 2004, ZOLL may (i) rescind the exercise notice; (ii) waive the conditions to closing and consummate the transaction; or (iii) extend the 60 day period during which the closing conditions may be satisfied for an additional 60 days.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Title

10.1	ZOLL Press release dated October 4, 2004 announcing delivery of the exercise notice

10.2	Master Agreement by and among ZOLL Medical Corporation, Rev Acquisition Corporation and Revivant Corporation dated August 13, 2003

10.3	Agreement and Plan of Merger by and among ZOLL Medical Corporation, Rev Acquisition Corporation, Revivant Corporation and the parties listed on Schedule A thereto, dated August 13, 2003, as amended to date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date: October 8, 2004	By:	/s/ Richard A. Packer
Richard A. Packer President